BASIC LTIP UNIT AWARD AGREEMENT (DIRECTORS) THIS BASIC LTIP UNIT AWARD AGREEMENT (this “Agreement”) is made effective as of (the “Date of Grant”), between Tanger Inc. (formerly Tanger Factory Outlet Centers, Inc.), a corporation organized under the laws of the State of North Carolina (the “Company” or the “General Partner”), Tanger Properties Limited Partnership, a limited partnership organized under the laws of the State of North Carolina (the “Partnership”), and «Director» (the “Grantee”). WHEREAS, the Company is the General Partner of the Partnership; WHEREAS, the Company and the Partnership have established the Amended and Restated Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership (Amended and Restated as of May 19, 2023), as amended, restated or replaced from time to time (the “Plan”); WHEREAS, the Company and the Partnership wish to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); WHEREAS, the Third Amended and Restated Limited Partnership Agreement, as it may be further amended, supplemented or restated from time to time (the “Partnership Agreement”) and the Plan provide for the issuance of a class of Partnership Units denominated as “Basic LTIP Units”, subject to certain restrictions thereon; WHEREAS, the Board administers the Plan and the Company has determined that it would be to the advantage and in the best interest of the Partnership and its Partners to issue the Basic LTIP Units provided for herein to the Grantee as an inducement to enter into or remain in the service of the Company, the Partnership, or any Subsidiary, and as an incentive for increased efforts during such service, and has advised the Partnership thereof and instructed the undersigned to cause the Partnership to issue said Basic LTIP Units; and WHEREAS, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan and/or the Partnership Agreement, as applicable. NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows: ARTICLE I. AWARD OF BASIC LTIP UNITS Section 1.1 - Award of Basic LTIP Units (a) For good and valuable consideration, on the date hereof the Partnership hereby issues to the Grantee «Basic LTIP_Units» Basic LTIP Units upon the terms and conditions set forth in this Agreement. If not already a Partner, the Partnership hereby admits the Grantee as a Partner of the Partnership on the terms and conditions set forth herein, in the Plan and in the Partnership Agreement. The Basic LTIP Units may be convertible into non-voting Class C Common Units, as provided for under and subject to the terms of the Partnership Agreement. Notwithstanding anything to the contrary anywhere else in this Agreement, the Basic LTIP Units are subject to the terms, definitions and provisions of the Plan and the Partnership Agreement, which are incorporated herein by reference. (b) To the extent not an existing Partner, the Grantee shall be admitted to the Partnership as an additional Limited Partner with respect to the Basic LTIP Units only upon the satisfactory completion of Exhibit 10.37 the applicable requirements set forth in the Partnership Agreement, including the requirements set forth in Section 4 of Exhibit B to the Partnership Agreement. At the request of the Partnership, the Grantee shall execute the Partnership Agreement or a joinder or counterpart signature page thereto. The Grantee acknowledges that the Partnership may, from time to time, issue or cancel (or otherwise modify) Basic LTIP Units in accordance with the terms of the Partnership Agreement. The Basic LTIP Units shall have the rights, powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, in the Plan and in the Partnership Agreement. Section 1.2 – Consideration to Partnership In consideration for the issuance of Basic LTIP Units by the Partnership, the Grantee agrees to render faithful and efficient services to or for the benefit of the Company, the Partnership or any Subsidiary (as applicable), with such duties and responsibilities as shall from time to time be prescribed. Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in the service of the Company, the Partnership or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, the Partnership or any Subsidiary, which are hereby expressly reserved, to discharge the Grantee at any time for any reason whatsoever, with or without cause. Section 1.3 – Covenants, Representations and Warranties. The Grantee hereby represents, warrants, covenants, acknowledges and agrees on behalf of the Grantee and his or her spouse, if applicable, that: (a) The Grantee is holding the Basic LTIP Units for the Grantee’s own account, and not for the account of any other person or entity. The Grantee is holding the Basic LTIP Units for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities. (b) The Grantee is presently a Director, who, among other things, provides services to or for the benefit of the Partnership, and in such capacity has become personally familiar with the business of the Partnership. (c) The Grantee has had the opportunity to ask questions of, and to receive answers from, the Partnership with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Partnership. (d) The Grantee understands that the Basic LTIP Units have not been registered under the Securities Act, and the Basic LTIP Units cannot be transferred by the Grantee unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Partnership has made no agreements, covenants or undertakings whatsoever to register the transfer of the Basic LTIP Units under the Securities Act. The Partnership has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including, without limitation, any exemption for limited sales in routine brokers’ transactions pursuant to Rule 144 of the Securities Act, will be available. If an exemption under Rule 144 is available at all, it will not be available until at least six (6) months after the grant of the Basic LTIP Units and then not unless the terms and conditions of Rule 144 have been satisfied. (e) None of the Partnership’s securities are presently publicly traded, and the Partnership has made no representations, covenants or agreements as to whether there will be a public market for any of its securities.

(f) The Company and the Partnership have made no warranties or representations to the Grantee with respect to the U.S. federal, state or other income or other tax consequences of the transactions contemplated by this Agreement (including, without limitation, with respect to the decision to make an election under Section 83(b) of the Code), and the Grantee is in no manner relying on the Company, the Partnership or their representatives for an assessment of such tax consequences. The Grantee hereby recognizes that the Internal Revenue Service has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the Basic LTIP Units for U.S. federal income tax purposes. In the event that those proposed regulations or similar regulations become final or temporary regulations, the Grantee hereby agrees to cooperate with the Partnership in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations. Grantee hereby further recognizes that the U.S. Congress has considered and could enact legislation that would change the U.S. federal income tax consequences of acquiring, owning and disposing of the Basic LTIP Units. The Grantee is advised to consult with his or her own tax advisor with respect to such tax consequences and his or her ownership of the Basic LTIP Units. ARTICLE II. RESTRICTIONS Section 2.1 – Forfeiture of Basic LTIP Units Immediately upon the Grantee’s Termination of Directorship, the Grantee shall forfeit any and all Basic LTIP Units then subject to Restrictions for no consideration whatsoever and the Grantee’s rights in any Basic LTIP Units then subject to Restrictions shall expire, unless otherwise provided in Section 2.2 hereof. For purposes of this Agreement, the term “Restrictions” shall mean the exposure to forfeiture set forth in this Section 2.1 and the restrictions on sale or other transfer set forth in Section 2.3(b). Section 2.2 - Vesting of Basic LTIP Units Subject to Section 2.1 hereof, the Restrictions shall lapse in accordance with the following schedule: DATE Number of Basic LTIP Units No Longer Subject to Restriction «Vesting_Date» «Basic LTIP Units» provided, however, that the Restrictions shall lapse in full upon the Grantee’s Termination of Directorship for any reason (including, for the avoidance of doubt, by reason of death or by the Company due to Disability) other than by reason of his or her voluntary resignation or removal for cause (as determined by the Board). “Disability” shall mean, with respect to the Grantee, a medically determinable physical or mental impairment as a result of which such Grantee is unable to engage in any substantial gainful activity by reason of such impairment and which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. Section 2.3 – Basic LTIP Units Subject to Partnership Agreement; Restrictions on Transfer; Refusal to Transfer (a) The Basic LTIP Units, and any Units or other securities into which such Basic LTIP Units convert or for which such Basic LTIP Units are exchanged, are subject to the terms of this Agreement, the Plan and the terms of the Partnership Agreement, including, without limitation, the restrictions on transfer of Units (including, without limitation, Basic LTIP Units) set forth in Article 9 of Exhibit D of the Partnership Agreement. Any permitted transferee of the Basic LTIP Units shall take such Basic LTIP Units subject to the terms of this Agreement, the Plan, and the Partnership Agreement. Any such permitted transferee must, upon the request of the Partnership, agree to be bound by this Agreement, the Plan and the Partnership Agreement, and shall execute the same on request, and must agree to such other waivers, limitations, and restrictions as the Company or the Partnership may reasonably require. Any transfer of the Basic LTIP Units which is not made in compliance with this Agreement, the Plan and the Partnership Agreement shall be null and void and of no effect. (b) In addition, until the Restrictions hereunder lapse or expire pursuant to this Agreement, neither the Basic LTIP Units (including and any Units or other securities into which such Basic LTIP Units convert or for which such Basic LTIP Units are exchanged) nor any interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that, subject to clause (c) hereof, this Section 2.3 shall not prevent transfers by will or by the applicable laws of descent and distribution. (c) Notwithstanding any other provision of this Agreement, without the consent of the Board (which it may give or withhold in its sole discretion), the Grantee (and any successor in interest to Grantee) shall not, directly or indirectly, transfer the Basic LTIP Units (whether vested or unvested, and including any Units or other securities into which such Basic LTIP Units convert or for which such Basic LTIP Units are exchanged), including by means of a redemption or exchange under the Partnership Agreement, until the expiration of the two (2) year period following the Date of Grant set forth above, other than by will or the laws of descent and distribution. (d) The Partnership shall not be required (i) to transfer on its books any Basic LTIP Units that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Basic LTIP Units or to accord the right to vote or make distributions to any purchaser or other transferee to whom such Basic LTIP Units shall have been so transferred. Section 2.4 – Section 83(b) The Grantee covenants that the Grantee shall make a timely election under Section 83(b) of the Code (and any comparable election in the state of the Grantee’s residence) with respect to the Basic LTIP Units, and the Partnership hereby consents to the making of such election(s). In connection with such election, the Grantee and the Grantee’s spouse, if applicable, shall promptly provide a copy of such election to the Partnership. A form of election under Section 83(b) of the Code is attached hereto as Exhibit A. The Grantee represents that the Grantee has consulted any tax advisor(s) that the Grantee deems advisable in connection with the filing of an election under Section 83(b) of the Code and similar state tax provisions.

The Grantee acknowledges that it is the Grantee’s sole responsibility and not the Company’s or the Partnership’s to timely file an election under Section 83(b) of the Code (and any comparable state election), even if the Grantee requests that the Company, the Partnership or any representative thereof make such filing on the Grantee’s behalf. The Grantee should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence. ARTICLE III. MISCELLANEOUS Section 3.1 - Restrictions as to Ownership and Transfer of Shares (a) Notwithstanding any provision of this Agreement to the contrary, if Grantee receives shares of stock of the Company ( “Shares”) pursuant to an exchange of his or her Basic LTIP Units (including any Units or other securities into which such Basic LTIP Units convert or for which such Basic LTIP Units are exchanged) under the Partnership Agreement or otherwise, and if Grantee is subject to Section 16 of the Exchange Act on the date on which such Shares are received, the Shares may not be sold, assigned or otherwise transferred or exchanged until at least six months and one day have elapsed from the date on which the Shares were received unless otherwise exempt under Rule 16b-3 or another applicable exemption. (b) For the avoidance of doubt, any Shares shall be subject to the restrictions on ownership and transfer set forth in the Articles of Incorporation of the Company. Section 3.2 – Notices Any notice to be given by the Grantee under the terms of this Agreement shall be addressed to the Secretary of the Company. Any notice to be given to the Grantee shall be addressed to him or her at the most recent address in the Company records. By a notice given pursuant to this Section 3.2, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Grantee shall, if Grantee is then deceased, be given to the Grantee’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 3.2. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above. Section 3.3 – Restrictions on Public Sale by the Grantee; Conformity to Securities Laws (a) To the extent not inconsistent with applicable law, the Grantee agrees not to effect any sale or distribution of the Basic LTIP Units or any similar security of the Company or the Partnership, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and for a period of up to 180 days beginning on, the date of the pricing of any public or private debt or equity securities offering by the Company or the Partnership (except as part of such offering), if and to the extent requested in writing by the Partnership or the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Partnership or the Company, which consent may be given or withheld in the Partnership’s or the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, the Partnership, managing underwriter or underwriters, or initial purchaser or purchasers as the case may be).

(b) The Grantee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Basic LTIP Units are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the Basic LTIP Units shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Section 3.4 – Amendments This Agreement and the Plan may be amended without the consent of the Grantee; provided, however, that no such amendment shall, without the consent of the Grantee, materially impair any rights of the Grantee under this Agreement. Section 3.5 – Tax Matters (a) The Company and the Grantee intend that (i) the Basic LTIP Units be treated as “profits interests” as defined in Internal Revenue Service Revenue Procedure 93-27, as clarified by Revenue Procedure 2001-43, (ii) the issuance of such Units not be a taxable event to the Company or the Grantee as provided in such revenue procedures, and (iii) the Partnership Agreement, the Plan and this Agreement be interpreted consistently with such intent. In furtherance of such intent, effective immediately prior to the issuance of the Basic LTIP Units, the Company may revalue all Company assets to their respective gross fair market values, and make the resulting adjustments to the Capital Accounts of the Partners, in each case, as set forth in the Partnership Agreement. (b) The Grantee shall make no contribution of capital to the Partnership in connection with the issuance of the Basic LTIP Units and, as a result, the Grantee’s Capital Account balance in the Partnership immediately after his or her receipt of the Basic LTIP Units shall be equal to zero, unless the Grantee was a Partner in the Partnership prior to such issuance, in which case the Grantee’s Capital Account balance shall not be increased as a result of his or her receipt of the Basic LTIP Units. (c) The Grantee will, no later than the date as of which any amount related to the Basic LTIP Units first becomes includable in the Grantee’s gross income for U.S. federal or state income tax purposes, pay to the Company, or make other arrangements satisfactory to the Board regarding payment of, any federal, state and local taxes of any kind required by law to be withheld with respect to such amount. For the avoidance of doubt, the Grantee may satisfy such payment by permitting the Company or the Partnership to reduce the number of Basic LTIP Units by an amount sufficient to satisfy the minimum amount (and not any greater amount) required to be withheld for tax purposes. The obligations of the Company and the Partnership under this Agreement will be conditional on such payment or arrangements, and the Company, and, where applicable, its Subsidiaries will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. In addition, the Grantee will indemnify and hold harmless the Company, the Partnership and any Subsidiary against any withholding or other similar taxes of any kind imposed upon the Company, the Partnership or any Subsidiary with respect to the Basic LTIP Units. The Company may deduct from the distributions in respect of the Basic LTIP Units any amount necessary to satisfy the Grantee’s allocable share of tax payments with respect to the Partnership’s composite tax returns. Section 3.6 – Plan Controls; Governing Law

(a) The terms contained in the Plan are incorporated into and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative. (b) This Agreement shall be administered, interpreted and enforced under the internal laws of the state of North Carolina without regard to conflicts of laws thereof. Section 3.7 – Stop Transfer Instructions To ensure compliance with this Agreement, the Plan or the Partnership Agreement, the Company and the Partnership may issue appropriate “stop transfer” instructions with respect to the Basic LTIP Units to its transfer agent, if any, and, if the Company or the Partnership transfers its own securities, it may make appropriate notations to the same effect in its own records. Section 3.8 – Clawback In consideration for the grant of this Award, the Grantee agrees to be subject to (a) any compensation clawback, recoupment or similar policies of the Company, the Partnership or any Subsidiary that may be in effect from time to time, whether adopted before or after the date of this Award (including, without limitation, any clawback policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder), and (b) such other compensation clawbacks as may be required by applicable law ((a) and (b) together, the “Clawback Provisions”). The Grantee acknowledges that the Clawback Provisions are not limited in their application to the Award, or to amounts received in connection with the Award. Section 3.9 – Ownership Information The Grantee hereby covenants that so long as the Grantee holds any Basic LTIP Units, at the request of the Partnership, the Grantee shall disclose to the Partnership in writing such information relating to the Grantee’s ownership of the Basic LTIP Units as the Partnership reasonably believes to be necessary or desirable to ascertain in order to comply with the Code or the requirements of any other appropriate taxing authority. Section 3.10 – Successors This Agreement shall be binding upon any successor of the Company or the Partnership, in accordance with the terms of this Agreement and the Plan. Section 3.11 – Severability If any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included. Section 3.12 – Electronic Signature The parties hereto agree that this Agreement, and the exhibits hereto, may be executed and delivered by electronic means, and that such electronic delivery and signature will have the same effect as physical delivery and signature.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto. TANGER INC., a corporation organized under the laws of North Carolina By: Michael J. Bilerman Executive Vice President Chief Financial Officer, Chief Investment Officer and Secretary TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina Limited Partnership By: TANGER INC., its sole General Partner By: Michael J. Bilerman Executive Vice President Chief Financial Officer and Chief Investment Officer GRANTEE _____________________________ «Director»

EXHIBIT A TO BASIC LTIP UNIT AWARD AGREEMENT (DIRECTORS) FORM OF SECTION 83(B) ELECTION ATTACHED

ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE The undersigned hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned’s gross income for the taxable year in which the property was transferred the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, if any, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b): 1. The name, taxpayer identification number and address of the undersigned, and the taxable year for which this election is being made, are: TAXPAYER’S NAME: TAXPAYER’S SOCIAL SECURITY NUMBER: ADDRESS: TAXABLE YEAR: The name, taxpayer identification number and address of the undersigned’s spouse are (complete if applicable): SPOUSE’S NAME: SPOUSE’S SOCIAL SECURITY NUMBER: ADDRESS: 2. The property which is the subject of this election is Basic LTIP Units (the “Units”) of Tanger Properties Limited Partnership (the “Company”), representing an interest in the future profits, losses and distributions of the Company. 3. The date on which the above property was transferred to the undersigned was «Grant Date». 4. The above property is subject to the following restrictions: The Units are subject to forfeiture to the extent unvested upon a termination of service with the Company under certain circumstances. These restrictions lapse upon the satisfaction of certain conditions as set forth in an agreement between the taxpayer and the Company. In addition, the Units are subject to certain transfer restrictions pursuant to such agreement and the Third Amended and Restated Limited Partnership Agreement of Tanger Properties Limited Partnership, as amended (or amended and restated) from time to time, should the taxpayer wish to transfer the Units. 5. The fair market value of the above property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in § 1.83-3(h) of the Income Tax Regulations) was $0. 6. The amount paid for the above property by the undersigned was $0. 7. The amount to include in gross income is $0.

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of this election will be furnished to the person for whom the services were performed. The undersigned is the person performing the services in connection with which the property was transferred. Dated: _________________ ____________________________________ «Director» Dated: _________________ ____________________________________ «Spouse»